SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2004 (January 21, 2004)

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

This Form 8-K/A amends the Current Report on Form 8-K dated February 5, 2004 (the “Initial Report”) of Manpower Inc. (“Manpower”) to (1) incorporate Item 7(a) – Financial Statements of Businesses Acquired and (2) correct several non-material errors in Exhibit 99.1 –– Unaudited Pro Forma Condensed Combined Financial Statements, which was previously filed as Exhibit 99.1 to the Initial Report and which is incorporated by reference into Item 7(b) – Pro Forma Financial Information.  The Initial Report related to Manpower’s acquisition of Right Management Consultants, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Unaudited condensed consolidated financial statements of Right as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002 have been previously reported in the Registration Statement and are incorporated herein by reference to Right’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

Audited consolidated financial statements of Right as of December 31, 2001 and 2002 and for the three years ended December 31, 2002 have been previously reported in the Registration Statement and are incorporated herein by reference to Right’s Annual Report on Form 10-K for the year ended December 31, 2002.

NOTICE REGARDING CONSENT OF ARTHUR ANDERSEN LLP

Arthur Andersen LLP was formerly Right’s independent auditor. Representatives of Arthur Andersen LLP are not available to consent to the incorporation by reference of their report contained in this Current Report on Form 8-K into Manpower’s registration statements on Form S-3, Form S-4 and Form S-8, and Manpower has dispensed with the requirement to file their consent in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the incorporation by reference of their report into these registration statements, purchasers of stock under these registration statements will not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP that are incorporated by reference into these registration statements or any omissions of material fact required to be stated therein.

(b)  Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements with respect to Manpower’s acquisition of Right is incorporated herein by reference to Exhibit 99.1 attached hereto.

(c)  Exhibits.

2.1

Agreement and Plan of Merger among Right, Manpower and Hoosier Acquisition Corp. dated as of December 10, 2003 (incorporated herein by reference to Appendix A to the prospectus included in the Registration Statement)

2.2

Tender and Voting Agreement dated as of December 10, 2003 between Manpower and each of the shareholders listed on Schedule I thereto (incorporated by reference to Manpower’s Current Report on Form 8-K dated December 12, 2003)

2.3

Letter Agreement between Manpower and Right dated as of January 14, 2003 (incorporated by reference to Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on January 15, 2004)

23.1

Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a under the Securities Act of 1933, as amended)

23.2

Consent of Ernst & Young LLP

99.1

Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger among Right, Manpower and Hoosier Acquisition Corp. dated as of December 10, 2003 (incorporated herein by reference to Appendix A to the prospectus included in the Registration Statement)

2.2

Tender and Voting Agreement dated as of December 10, 2003 between Manpower and each of the shareholders listed on Schedule I thereto (incorporated by reference to Manpower’s Current Report on Form 8-K dated December 12, 2003)

2.3

Letter Agreement between Manpower and Right dated as of January 14, 2003 (incorporated by reference to Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on January 15, 2004)

23.1	Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a under the Securities Act of 1933, as amended)

23.2	Consent of Ernst & Young LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Statements